CMC Materials Completes Acquisition of International Test Solutions
Aurora, IL, April 01, 2021 (GLOBE NEWSWIRE) -- CMC Materials, Inc. (Nasdaq: CCMP), today announced that it has completed its previously announced acquisition of International Test Solutions. As a result of the acquisition, International Test Solutions, LLC (ITS) is now a wholly-owned subsidiary of CMC Materials.
The acquisition expands CMC Materials’ portfolio of critical, enabling solutions that help solve its customers’ most demanding challenges. With ITS’ superior combination of technical and applications expertise, talented operations team, and global sales and distribution network, CMC Materials is enhancing its leadership in partnering with device manufacturers and foundries to design and produce consumable, application-specific materials used to maximize yield and throughput in the semiconductor manufacturing process.
“ITS is a strong addition to our Electronic Materials business segment with its combination of technology leadership and exposure to attractive growth trends in the semiconductor industry,” said David Li, President and CEO of CMC Materials. “We welcome the ITS employees to our team and look forward to our future together.”

ABOUT CMC MATERIALS, INC.
CMC Materials, Inc., headquartered in Aurora, Illinois, is a leading global supplier of consumable materials, primarily to semiconductor manufacturers. The company’s products play a critical role in the production of advanced semiconductor devices, helping to enable the manufacture of smaller, faster and more complex devices by its customers. CMC Materials, Inc. is also a leading provider of performance materials to pipeline operators. The company's mission is to create value by delivering high-performing and innovative solutions that solve its customers’ challenges. The company has approximately 2,100 employees globally. For more information about CMC Materials, Inc., visit www.cmcmaterials.com, or contact Colleen Mumford, Vice President, Communications and Marketing, at 630-499-2600.

SAFE HARBOR STATEMENT
This press release contains forward-looking statements, which address a variety of subjects including, for example: the acquisition of, investment in, or collaboration with other entities, including the company’s acquisition of ITS, and the expected benefits and synergies of such acquisitions; future sales and operating results; growth or contraction, and trends in the industries and markets in which the company participates such as the semiconductor, and oil and gas, industries; divestment or disposition, or cessation of investment in certain, of the company’s businesses; new product introductions; development of new products, technologies and markets; product performance; the financial conditions of the company's customers; the competitive landscape that relates to the company’s business; the company's supply chain; natural disasters; various economic or political factors and international or national events, including related to global public health crises such as the COVID-19 pandemic, and the enactment of trade sanctions, tariffs, or other similar matters; the generation, protection and acquisition of intellectual property, and litigation related to such intellectual property or third party intellectual property; environmental, health and safety laws and regulations, and related compliance; the operation of facilities by the company; the company's management; foreign exchange fluctuation; the company's current or future tax rate, including the effects of changes to tax laws in the jurisdictions in which the company operates; cybersecurity threats; financing facilities and related debt, pay off or payment of principal and interest, and compliance with covenants and other terms; and, uses and investment of the company's cash balance, including dividends and share repurchases, which may be suspended, terminated or modified at any time for any reason by the company, based on a variety of factors. Statements that are not historical facts, including statements about CMC Materials’ beliefs, plans and expectations, are forward-looking statements. Such statements are based on current expectations of CMC Materials’ management and are subject to a number of factors and uncertainties, which could cause actual results to differ materially from those described in the forward-looking statements. For information about factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to CMC Materials’ filings with the Securities and Exchange Commission (“SEC”), including the risk factors contained in CMC Materials’ Annual Report on Form 10-K for the fiscal year ended September 30, 2020. Except as required by law, CMC Materials undertakes no obligation to update forward-looking statements made by it to reflect new information, subsequent events or circumstances.

Source: CMC Materials